CLASS A CUSIP 55262TCB7                                       Exhibit 20.8
CLASS B CUSIP 55262TCC5


FORM OF MONTHLY CERTIFICATEHOLDERS'STATEMENT

SERIES 1997-B

MBNA AMERICA BANK, NATIONAL ASSOCIATION


MBNA MASTER CREDIT CARD TRUST II
____________________________________________

MONTHLY PERIOD ENDING JUNE 30, 2003
____________________________________________


The information which is required to be prepared with respect to the Distribution Date of July 15, 2003, and with respect to the performance of the trust during the month of June, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly
    Distribution (Stated on the Basis of
    $1,000 Original Certificate Principal Amount).


    1.  The amount of distribution in respect
        of Class A Monthly Principal                     $0.000000
                                                          -----------------

    2.  The amount of distribution in respect
        of Class B Monthly Principal                     $0.000000
                                                          -----------------

    3.  The amount of distribution in respect
        of Class C Monthly Principal                     $0.000000
                                                          -----------------

    4.  The amount of distribution in respect
        of Class A Monthly Interest                      $1.079444
                                                          -----------------

    5.  The amount of distribution in respect
        of Class A Deficiency Amounts                    $0.000000
                                                          -----------------

    6.  The amount of distribution in respect
        of Class A Additional Interest                   $0.000000
                                                          -----------------

    7.  The amount of distribution in respect
        of Class B Monthly Interest                      $1.232500
                                                          -----------------

    8.  The amount of distribution in respect
        of Class B Deficiency Amounts                    $0.000000
                                                          -----------------

    9.  The amount of distribution in respect
        of Class B Additional Interest                   $0.000000
                                                          -----------------

    10. The amount of distribution in respect
        of Class C Monthly Interest                      $1.715833
                                                          -----------------

    11. The amount of distribution in respect
        of Class C Deficiency Amounts                    $0.000000
                                                          -----------------

    12. The amount of distribution in respect
        of Class C Additional Interest                   $ 0.000000
                                                          -----------------

B.  Information Regarding the Performance of the Trust

    1.  Collection of Principal Receivables

        (a)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class A Certificates                    $115,983,872.44
                                                          -----------------

        (b)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class B Certificates                    $10,233,866.86
                                                          -----------------

        (c)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class C Interest                        $10,233,866.86
                                                          -----------------

    2.  Principal Receivables in the Trust


        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             end of the day on the last day of
             the related Monthly Period                  $70,103,838,694.68
                                                          -----------------

        (b)  The amount of Principal Receivables
             in the Trust represented by the
             Investor Interest of Series 1997-B
             as of the end of the day on the last
             day of the related Monthly Period           $1,000,000,000.00
                                                          -----------------

        (c)  The amount of Principal Receivables
             in the Trust represented by the
             Adjusted Investor Interest of Series
             1997-B as of the end of the day on the
             last day of the related Monthly Period      $1,000,000,000.00
                                                          -----------------

        (d)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Investor Interest as of
             the end of the day on the last day of
             the related Monthly Period                  $850,000,000.00
                                                          -----------------

        (e)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Adjusted Investor Interest
             as of the end of the day on the last
             day of the related Monthly Period           $850,000,000.00
                                                          -----------------

        (f)  The amount of Principal Receivables
             in the Trust represented by the
             Class B Investor Interest as of
             the end of the day on the last day
             of the related Monthly Period               $75,000,000.00
                                                          -----------------

        (g)  The amount of Principal Receivables in
             the Trust represented by the Class B
             Adjusted Investor Interest as of the
             end of the day on the last day
             of the related Monthly Period               $75,000,000.00
                                                          -----------------

        (h)  The amount of Principal Receivables in
             the Trust represented by the Class C
             Interest as of the end of the day on the
             last day of the related Monthly Period      $75,000,000.00
                                                          -----------------

        (i)  The amount of Principal Receivables in
             the Trust represented by the Class C
             Adjusted Investor Interest as of
             the end of the day on the last day
             of the related Monthly Period               $75,000,000.00
                                                          -----------------

        (j)  The Floating Investor Percentage with
             respect to the period:

             June 1, 2003 through June 30, 2003   1.41%

        (k)  The Class A Floating Allocation
             with respect to the related Monthly
             Period                                            0.850
                                                                 ----------

        (l)  The Class B Floating Allocation
             with respect to the related Monthly
             Period                                            0.075
                                                                 ----------

        (m)  The Class C Floating Allocation
             with respect to the related Monthly
             Period 0.075
                                                                 ----------

        (n)  The Fixed Investor Percentage with
             respect to the related Monthly Period               N/A
                                                                 ----------

        (o)  The Class A Fixed Allocation with
             respect to the related Monthly Period                N/A
                                                                 ----------

        (p)  The Class B Fixed Allocation with
             respect to the related Monthly Period                     N/A
                                                                 ----------

        (q)  The Class C Fixed Allocation with
             respect to the related Monthly Period                     N/A
                                                                 ----------

    3.  Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                              Percentage     Aggregate
                                               of Total       Account
                                             Receivables      Balance


        (a)  30 - 59 days:                     1.59%      1,141,681,206.06
                                               -------   -----------------
        (b)  60 - 89 days:                     1.03%      738,810,944.72
                                               -------   -----------------
        (c)  90 - 119 days:                    0.87%      623,214,687.00
                                               -------   -----------------
        (d)  120 -  149 days:                  0.92%      657,577,550.06
                                               -------   -----------------
        (e)  150 or more days:                 0.82%      595,382,663.79
                                               -------   -----------------

                                      Total    5.23%      3,756,667,051.63
                                               -------   -----------------

    4.  Investor Default Amount

        (a)  The Aggregate Investor Default Amount
             for the related Monthly Period              $ 5,001,813.59
                                                          -----------------

        (b)  The Class A Investor Default Amount
             for the related Monthly Period              $4,251,541.83
                                                          -----------------
        (c)  The Class B Investor Default Amount
             for the related Monthly Period              $375,135.88
                                                          -----------------

        (d)  The Class C Default Amount for
             the related Monthly Period                  $375,135.88
                                                          -----------------

    5.  Investor Charge Offs

        (a)  The aggregate amount of Class A
             Investor Charge Offs for the related
             Monthly Period                              $   0.00
                                                          -----------------

        (b)  The aggregate amount of Class A
             Investor Charge Offs set forth in
             5 (a) above per $1,000 of original
             certificate principal amount                $   0.00
                                                          -----------------

        (c)  The aggregate amount of Class B
             Investor Charge Offs for the related
             Monthly Period                              $   0.00
                                                          -----------------

        (d)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (c) above per $1,000 of original
             certificate principal amount                $   0.00
                                                          -----------------

        (e)  The aggregate amount of Class C
             Investor Charge Offs for the
             related Monthly Period                      $   0.00
                                                          -----------------

        (f)  The aggregate amount of Class C
             Investor Charge Offs set forth
             in 5 (e) above per $1,000 of original
             certificate principal amount                $   0.00
                                                          -----------------

        (g)  The aggregate amount of Class A
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $   0.00
                                                          -----------------

        (h)  The aggregate amount of Class A
             Investor Charge Offs set forth in 5 (g)
             above per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $   0.00
                                                          -----------------

        (i)  The aggregate amount of Class B
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $   0.00
                                                          -----------------

        (j)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (i) above per $1,000 original
             certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this Distri-
             bution Date                                 $   0.00
                                                          -----------------

        (k)  The aggregate amount of Class C
             Investor Charge Offs reimbursed
             on the Transfer Date immediately
             preceding this Distribution Date            $   0.00
                                                          -----------------

        (l)  The aggregate amount of Class C
             Investor Charge Offs set forth in
             5 (k) above per $1,000 original
             certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this
             Distribution Date                           $   0.00
                                                          -----------------

    6.  Investor Servicing Fee

        (a)  The amount of the Class A Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $885,416.67
                                                          -----------------

        (b)  The amount of the Class B Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $78,125.00
                                                          -----------------

        (c)  The amount of the Class C Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $78,125.00
                                                          -----------------

        (d)  The amount of Servicer Interchange payable
             by the Trust to the Servicer for the
             related Monthly Period                      $625,000.00
                                                          -----------------

    7.  Reallocations

        (a)  The amount of Reallocated Class C
             Principal Collections with respect to
             this Distribution Date                      $   0.00
                                                          -----------------

        (b)  The amount of Reallocated Class B
             Principal Collections with respect to
             this Distribution Date                      $   0.00
                                                          -----------------

        (c)  The Class C Investor Interest as of the
             close of business on this Distribution
             Date                                        $75,000,000.00
                                                          -----------------

        (d)  The Class C Adjusted Investor Interest
             as of the close of business on this
             Distribution Date                           $75,000,000.00
                                                          -----------------

        (e)  The Class B Investor Interest as of the
             close of business on this Distribution
             Date                                        $75,000,000.00
                                                          -----------------

        (f)  The Class B Adjusted Investor Interest
             as of the close of business on this
             Distribution Date                           $75,000,000.00
                                                          -----------------

    8.  Principal Funding Account

        (a)  The principal amount on deposit in
             the Principal Funding Account on
             the related Transfer Date (after taking
             into account deposits on such date
             but prior to withdrawals)                   $   0.00
                                                          -----------------

        (b)  The Accumulation Shortfall with
             respect to the related Monthly
             Period                                      $   0.00
                                                          -----------------

        (c)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated as Class A
             Available Funds                             $   0.00
                                                          -----------------

        (d)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated as Class B
             Available Funds                             $   0.00
                                                          -----------------

        (e)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated as Class C
             Available Funds                             $   0.00
                                                          -----------------

     9.  Reserve Account

        (a)  The Reserve Draw Amount on the
             related Transfer Date                       $   0.00
                                                          -----------------

        (b)  The amount of the Reserve Draw
             Amount deposited in the Finance
             Charge Account on the related
             Transfer Date                               $   0.00
                                                          -----------------

        (c)  The amount of the Reserve Draw
             Amount deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated
             as Class A Available Funds                  $   0.00
                                                          -----------------

        (d)  The amount of the Reserve Draw
             Amount deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated
             as Class B Available Funds                  $   0.00
                                                          -----------------

        (e)  The amount of the Reserve Draw
             Amount deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated
             as Class C Available Funds                  $   0.00
                                                          -----------------

    10.  Available Funds

        (a)  The amount of Class A Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date                $11,817,340.96
                                                          -----------------

        (b)  The amount of Class B Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date                $1,042,706.09
                                                          -----------------

        (c)  The amount of Class C Available
             Funds on deposit in the Finance Charge
             Account on the related Transfer Date        $1,042,706.09
                                                          -----------------

    11.  Collection of Finance Charge Receivables

         (a)  The aggregate amount of Collections
              of Finance Charge Receivables and Annual
              Membership Fees processed during the
              related Monthly Period, allocated
              in respect of the Class A Certificates     $12,348,590.96
                                                          -----------------

         (b)  The aggregate amount of Collections of
              Finance Charge Receivables and Annual
              Membership Fees processed during the
              related Monthly Period which were
              allocated in respect of the Class B
              Certificates                               $1,089,581.09
                                                          -----------------

         (c)  The aggregate amount of Collections of
              Finance Charge Receivables and Annual
              Membership Fees processed during the
              related Monthly Period which were
              allocated in respect of the Class C
              Interests                                  $1,089,581.09
                                                          -----------------

    12.  Portfolio Yield

        (a)  The Portfolio Yield for the related
             Monthly Period                                        11.43%
                                                                   --------

        (b)  The Portfolio Adjusted Yield                           7.28%
                                                                   --------

C.  LIBOR Determinations

    LIBOR rates for the Interest Period of

June 16, 2003 to July 14, 2003: 1.18000%
                                                                  ---------




MBNA AMERICA BANK,
NATIONAL ASSOCIATION,
Servi Christopher Harris
					  cer

Name:   Christopher Harris
Title:  First Vice President



1997-B